                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-5357

                             SCUDDER BLUE CHIP FUND
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Blue Chip Fund

Semiannual Report to Shareholders

April 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. The fund may invest in various industries and certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I shares are not subject to sales charges.

Returns during all periods shown for Classes B, C and I reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Blue Chip Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder Blue Chip Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	7.87%	26.56%	-3.49%	-2.31%	8.84%
Class B	7.35%	25.46%	-4.30%	-3.15%	7.93%
Class C	7.35%	25.46%	-4.28%	-3.07%	8.03%
Russell 1000 Index+	6.11%	23.90%	-1.91%	-1.73%	11.32%
S&P 500 Index++	6.27%	22.88%	-2.36%	-2.26%	11.36%

Scudder Blue Chip Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Class I	8.15%	27.02%	-3.10%	-1.94%	7.87%
Russell 1000 Index+	6.11%	23.90%	-1.91%	-1.73%	9.12%
S&P 500 Index++	6.27%	22.88%	-2.36%	-2.26%	9.16%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* Class I commenced operations on November 22, 1995. Index returns begin November 30, 1995.

Net Asset Value
	Class A	Class B	Class C	Class I
Net Asset Value: 4/30/04	$ 16.44	$ 15.62	$ 15.77	$ 16.98
10/31/03	$ 15.24	$ 14.55	$ 14.69	$ 15.70

Class A Lipper Rankings - Large-Cap Core Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	35	of	1,021	4
3-Year	319	of	835	39
5-Year	226	of	612	37
10-Year	114	of	212	54

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Blue Chip Fund - Class A [] Russell 1000 Index+ [] S&P 500 Index++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04
Scudder Blue Chip Fund		1-Year	3-Year	5-Year	10-Year	Life of Class*
Class A	Growth of $10,000	$11,928	$8,472	$8,387	$21,978	-
	Average annual total return	19.28%	-5.38%	-3.46%	8.19%	-
Class B	Growth of $10,000	$12,246	$8,590	$8,441	$21,457	-
	Average annual total return	22.46%	-4.94%	-3.33%	7.93%	-
Class C	Growth of $10,000	$12,546	$8,771	$8,555	$21,650	-
	Average annual total return	25.46%	-4.28%	-3.07%	8.03%	-
Class I	Growth of $10,000	$12,702	$9,099	$9,066	-	$18,952
	Average annual total return	27.02%	-3.10%	-1.94%	-	7.87%
Russell 1000 Index+	Growth of $10,000	$12,390	$9,438	$9,163	$29,221	$20,852
	Average annual total return	23.90%	-1.91%	-1.73%	11.32%	9.12%
S&P 500 Index++	Growth of $10,000	$12,288	$9,307	$8,920	$29,341	$20,905
	Average annual total return	22.88%	-2.36%	-2.26%	11.36%	9.16%

The growth of $10,000 is cumulative.

* Class I commenced operations on November 22, 1995. Index returns begin November 30, 1995.
+ The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United States and whose common stocks are traded there.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Portfolio Managers Janet Campagna and Robert Wang discuss the market environment and the fund's performance and strategy for its most recent semiannual period ended April 30, 2004.

Q: Will you discuss the general market environment during the period?

A: This was an unusual period in that there was economic data released that looked extremely good stirred together with news that gave the market reason for concern. Fortunately, the overall impact on equities was positive during the period. If you look at November 2003 through the end of April 2004, the benchmark Russell 1000 Index was up 6.11%. Several strong pieces of mixed data vied for attention in the fourth calendar quarter of 2003. The October nonfarm payroll rose for the first time in eight months and that was a good sign. But that got mixed in with several negative headlines, one of the biggest relating to market timing and late trade scandal in the mutual fund industry, that caused some malaise in the fall. On the positive side, a healthy number came out on the third-quarter gross domestic product (the total market value of all goods and services produced), providing much-needed confirmation that the economy was on the mend. December continued in this vein, with good productivity numbers conflicting with lower consumer confidence. This ambivalence actually turned out to be a good thing, as it allowed the market to believe that the Federal Reserve Board would not be an active player in the fourth quarter, which helped spur a powerful run-up in equities. In the first quarter of 2004, economic data came in so strong that the Fed decided to make its presence felt and hinted at possible rate hikes, which touched off the difficulties that the equity market began to encounter in March. The strong labor number that came out at the beginning of April as well as signs of inflation in the commodities and manufacturing areas added to concern regarding the speed and degree of potential rate hikes by the Fed. This created a headache for the bond markets but also generated headwinds for equities.

The early and strong performance of the cyclical sectors that characterized 2003 abated, as investors began rotating into more traditional growth sectors in their search for more attractive valuations. We think there is encouragement to be found in the fact that economic growth remains strong in the United States and that we are seeing pockets of global growth in several emerging markets and Japan, though Europe appears to be disappointing from a growth point of view.

Q: Why does the potential for rising interest rates weigh on equities?

A: One reason is that higher interest rates can have a slowing effect on the economy as speculation and investment get dampened. The good news is that rising interest rates will also dampen inflation fears in the market. The Fed has to be careful not to raise rates at such a pace that they create below-trend growth, but it also doesn't want growth to continue at such a pace that we face inflation difficulties. Investors have become more conservative and skittish and require higher returns to justify the risk they are taking. Higher rates on 10-year bonds will be the hurdles that equities have to overcome.

Q: How did Scudder Blue Chip Fund perform over its most recent semiannual period?

A: For the six months ended April 30, 2004, Scudder Blue Chip Fund posted a strong positive return of 7.87%. (Class A shares, unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for performance of other share classes and more complete performance information.) This return outpaced the 6.11% total return of the fund's benchmark, the Russell 1000 Index, which is not available for investment.1 In addition, the fund outperformed the 4.51% average return of its peers in the Lipper Large-Cap Core Funds category.2 As of April 30, 2004, the fund's Class A shares ranked 35, 319, 226 and 114 out of 1,021, 835, 612 and 212 funds in the category for the one-, three-, five- and 10-year periods, respectively.3

1 The Russell 1000 Index is an unmanaged price-only index the 1,000 largest capitalization companies that are domiciled in the United States and whose common stocks are traded there.
2 The Lipper Large-Cap Core Funds category is a group of funds that may primarily invest in large companies of both growth and value orientations. It is not possible to invest directly in the Lipper category.
3 Source: Lipper Inc. Rankings are historical and do not guarantee future results. Lipper rankings are based on the fund's total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Q: Will you describe the portfolio team's investment strategy?

A: We use a quantitatively based, disciplined stock selection methodology, incorporating a large number of data inputs. Unlike managers of other quantitatively based funds, we also employ the experienced judgment of everyone on the portfolio team. Using our methodology, we believe we can evaluate a much larger pool of stocks in a more objective manner compared with similar funds. We also tend to hold more stocks in our portfolio than traditional managers do. We believe that it's difficult to make objective judgments about stocks based on type of industry, market capitalization and investment style, so we don't select stocks using those factors. By investing in a

How the fund is managed

Investment Discipline

The fund's portfolio managers rely on a proprietary, quantitative screening process to identify attractively valued stocks with above-average capital appreciation potential from the fund's potential investment universe of approximately 1,000 blue chip companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividend history, easy access to credit, solid positions in their industry and strong management. In employing our processes, four primary dimensions are considered: valuation, trends in earnings, price momentum and risk measures. Valuation helps the fund's managers measure how expensive or inexpensive a security is relative to its overall universe. Earnings trends suggest whether the company's fundamentals are stable, improving or deteriorating. Price momentum provides an indicator of how the market is responding to these fundamentals. In other words, is there a discernible upward or downward movement in the stock's price? Risk measures help management understand the degree of financial uncertainty for a given company. Each stock is then ranked based on its relative attractiveness across all dimensions.

Portfolio Construction

Management builds a diversified portfolio of attractively rated companies, seeking stocks that are undervalued relative to their industry peers but whose earnings growth prospects are greater than those of their industry peers. To manage individual security risk and provide trading flexibility, approximately 120 blue-chip stocks are held in the portfolio. On an ongoing basis, a portfolio optimization program is used to determine which securities should be replaced due to diminishing return prospects, while managing the overall risk of the portfolio versus the benchmark index.

large number of stocks, but with smaller positions relative to the benchmark based on various fundamental characteristics, we believe that we can achieve significant outperformance over time relative to the benchmark.

Under normal circumstances, we adhere to the model in making buy, sell and hold decisions. However, there are some circumstances in which the judgment of the investment management team comes into play. Those are rare and center around issues such as lawsuits, fraud and other types of circumstances that might have an impact on a stock that are not foreseeable by the model. But again, those are rare, so we are disciplined in abiding to the buy, sell and hold recommendations derived from the model. We believe this is the best way over the long term to construct and manage the fund's portfolio.

Q: Will you provide examples of specific investment decisions you made during the period based on modeling?

A: Our largest overweight position in the fund is Gillette Co.4 It's our favorite household and personal products company. Our model is forecasting earnings for Gillette stronger than the industry average. The company's growth is also projected to be much stronger than the industry average, according to our model. Our second-highest overweight position is Golden West Financial Corp., in the banking industry. It's a savings and loan concern. Its valuation is fairly attractive versus the industry average price-to-earnings, or P/E, ratio of 14.44.5 In terms of growth, our model foresees potential earnings growth double that of the industry average.

4 Overweight refers to a proportionately larger position than the benchmark weighting.
5 P/E ratio is the most common measure of how expensive a stock is. The P/E ratio is equal to a stock's market capitalization divided by its after-tax earnings over a 12-month period, usually the trailing period but occasionally the current or forward period. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

Q: What factors contributed to the fund's outperformance compared with its benchmark?

A: Both the absolute and relative returns of the fund were good for the period. The majority of the return could be attributed to stock selection. We believe that is the benefit of what we do as managers. We try to minimize, to the greatest extent possible, the overweights we take relative to the benchmark. In other words, we're hitting for singles and doubles, not home runs.

The top contributors to fund performance were Occidental Petroleum Corp., a producer of oil and natural gas which overweighted in the fund during the period. Its stock rose sharply as oil production growth continued to look healthy. Occidental also appears to have a foothold in Libyan oil production as the political barriers come down between the United States and General Muammar Khadaffi.

The fund's number two contributor to performance for the period was Genentech, Inc., a pharmaceutical and biotechnology firm, which we also overweighted. Recently, the fund took some profits, but the fund still maintains a position in the stock. Several recent events have really driven the stock's performance. A patent-infringement lawsuit that had been filed against Genentech was dismissed. In addition, Genentech's lung cancer drug, Tarceva, is showing strong evidence of increasing overall survival rates in test patients. Finally, first-quarter 2004 earnings were significantly higher than analyst consensus estimates.

Q: What factors detracted from the fund's performance?

A: On the negative side of the ledger, the biggest detractor for the fund was Intel Corp., the semiconductor and computer chip maker. The fund's average holding during the period translated to an overweight. With the threat of rising interest rates, investors feared a backing-off in corporate technology spending, so Intel dropped back significantly toward the end of the period, though it's important to remember that its stock doubled in 2003.

As the second-biggest detractor from performance, Humana, Inc., a managed care company, followed much the same pattern. Humana's stock also more than doubled in 2003. This performance was driven by slower-than-expected medical claims and by Medicare prescription benefit legislation being passed into law. However, medical cost slowdowns were not expected to continue throughout 2004, so the stock fell back. Earnings for the first quarter were roughly in line with expectations, but Humana is guiding down second-quarter earnings expectations. We've actually increased the fund's weighting in Humana, as the fund's model has indicated that the company's valuation looks attractive.

We look at stocks on a relative basis. So, within the health care equipment and services industry, we're comparing Humana, Inc. against its peers, not the entire benchmark, and the company is looking relatively attractive in terms of its valuation compared with some of the other health care stocks that were up over the period. Relative to its peers, based on its valuation, growth characteristics and price momentum, it still looks attractive in the eyes of the model.

Q: What are you doing that is different from others in the category?

A: Because we take a quantitative approach, we are able to sort through a great number of companies, make impartial decisions outside of emotion, compare stocks with their likely peers and make ranking decisions in a way that we believe is risk efficient. We believe that many of our peers, without realizing it, are still influenced by top-down factors and emotions (mostly fear). With our approach, we look for the best stocks in each sector and this is possible with the sophisticated quantitative resources we have at our disposal. Now, if you had to look qualitatively at every company, you would find that there are too many issues to control and, frankly, we're not convinced you can perform better than the benchmark or than the stocks you exclude, for that matter. We believe we have a better approach: If we can beat the index component within each sector, we should be able to provide relative outperformance of the benchmark. Because we take a purely quantitative approach, we can screen a decent number of factors across the entire benchmark universe, which many fundamental managers cannot do if they are looking at all qualitative factors.

Q: Do you have any final thoughts for shareholders?

A: Going forward, we will continue to employ a disciplined investment approach that seeks to invest in companies that exhibit strong growth and value characteristics relative to their appropriate peer groups. Our portfolio team will continue to seek attractive value by paying particular attention to the quality of the earnings of the companies in which we invest. We believe that Scudder Blue Chip Fund remains an attractive vehicle for investors seeking long-term capital appreciation.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2004

Asset Allocation	4/30/04	10/31/03

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/04	10/31/03

Financials	20%	20%
Health Care	15%	14%
Consumer Discretionary	14%	16%
Information Technology	14%	16%
Industrials	12%	11%
Consumer Staples	7%	7%
Energy	7%	6%
Telecommunication Services	5%	5%
Utilities	4%	2%
Materials	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2004 (22.4% of Portfolio)
1. Citigroup, Inc. Provider of diversified financial services	3.6%
2. Johnson & Johnson Provider of health care products	2.8%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.6%
4. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.3%
5. 3M Co. Manufacturer and provider of various services and equipment	2.1%
6. Gillette Co. Manufacturer of shaving and personal care products	1.9%
7. Wachovia Corp. Provider of financial services	1.9%
8. Verizon Communications, Inc. Provider of wireline voice and data services	1.8%
9. Exelon Corp. Distributor of electricity and gas	1.7%
10. UnitedHealth Group, Inc. Operator of organized health systems	1.7%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of April 30, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 97.9%
Consumer Discretionary 13.7%
Auto Components 1.2%
American Axle & Manufacturing Holdings, Inc.*	148,500	5,712,795
Autoliv, Inc.	22,500	956,925
		6,669,720
Hotels Restaurants & Leisure 1.5%
Applebee's International, Inc.	20,200	783,356
Brinker International, Inc.*	21,600	830,736
McDonald's Corp.	188,400	5,130,132
YUM! Brands, Inc.*	52,500	2,036,475
		8,780,699
Household Durables 0.6%
Fortune Brands, Inc.	31,500	2,401,875
Ryland Group, Inc.	15,400	1,215,830
		3,617,705
Internet & Catalog Retail 0.3%
eBay, Inc.*	23,000	1,835,860
Leisure Equipment & Products 1.8%
Brunswick Corp.	84,800	3,486,128
Eastman Kodak Co.	265,900	6,857,561
		10,343,689
Media 4.4%
Getty Images, Inc.*	53,300	2,910,180
McGraw-Hill, Inc.	111,600	8,800,776
Omnicom Group, Inc.	65,700	5,223,807
Time Warner, Inc.*	473,500	7,964,270
		24,899,033
Multiline Retail 1.5%
May Department Stores Co.	37,300	1,148,840
Saks, Inc.	283,500	4,082,400
Sears, Roebuck & Co.	78,400	3,139,920
		8,371,160
Specialty Retail 2.4%
Abercrombie & Fitch Co. "A"*	38,300	1,204,535
Advance Auto Parts, Inc.*	91,700	3,956,855
Barnes & Noble, Inc.*	127,000	3,793,490
Claire's Stores, Inc.	229,100	4,669,058
		13,623,938
Consumer Staples 7.2%
Beverages 1.7%
Adolph Coors Co. "B"	25,000	1,642,750
Anheuser-Busch Companies, Inc.	52,700	2,700,348
Coca-Cola Co.	101,800	5,148,026
		9,491,124
Food & Drug Retailing 1.8%
Costco Wholesale Corp.*	56,300	2,108,435
Supervalu, Inc.	18,300	563,457
Sysco Corp.	167,500	6,406,875
Wal-Mart Stores, Inc.	17,400	991,800
		10,070,567
Food Products 0.6%
Hershey Foods Corp.	9,200	817,788
Tyson Foods, Inc. "A"	142,900	2,677,946
		3,495,734
Household Products 0.2%
Kimberly-Clark Corp.	15,600	1,021,020
Personal Products 1.9%
Gillette Co.	271,300	11,101,596
Tobacco 1.0%
Altria Group, Inc.	107,100	5,931,198
Energy 6.7%
Oil & Gas
Apache Corp.	168,800	7,067,656
Burlington Resources, Inc.	63,700	4,285,099
ExxonMobil Corp.	162,686	6,922,289
Occidental Petroleum Corp.	191,100	9,019,920
Pogo Producing Co.	51,400	2,535,048
Sunoco, Inc.	115,100	7,239,790
XTO Energy, Inc.	47,475	1,267,583
		38,337,385
Financials 19.6%
Banks 8.1%
Bank of America Corp.	93,900	7,558,011
Golden West Financial Corp.	89,500	9,407,345
National City Corp.	115,300	3,997,451
PNC Financial Services Group	45,800	2,431,980
US Bancorp.	199,800	5,122,872
Wachovia Corp.	239,300	10,947,975
Wells Fargo & Co.	114,700	6,475,962
		45,941,596
Capital Markets 1.0%
J.P. Morgan Chase & Co.	101,500	3,816,400
Morgan Stanley	32,200	1,654,758
		5,471,158
Consumer Finance 1.0%
Capital One Finance Corp.	84,300	5,524,179
Diversified Financial Services 5.4%
Citigroup, Inc.	422,466	20,316,390
Countrywide Financial Corp.	128,649	7,628,886
Fannie Mae	15,200	1,044,544
Freddie Mac	36,300	2,119,920
		31,109,740
Insurance 3.3%
American International Group, Inc.	18,100	1,296,865
Chubb Corp.	50,400	3,477,600
Progressive Corp.	66,200	5,793,824
W.R. Berkley Corp.	205,175	8,309,587
		18,877,876
Real Estate 0.8%
Apartment Investment & Management Co. (REIT)	26,300	740,871
Boston Properties, Inc. (REIT)	8,000	376,000
Equity Office Properties Trust (REIT)	12,200	307,074
Equity Residential (REIT)	52,400	1,438,904
Hospitality Properties Trust (REIT)	20,100	785,508
Liberty Property Trust (REIT)	16,800	614,040
Simon Property Group, Inc. (REIT)	6,900	332,649
		4,595,046
Health Care 15.1%
Biotechnology 2.1%
Charles River Laboratories International, Inc.*	80,000	3,680,000
Genentech, Inc.*	38,500	4,727,800
IDEXX Laboratories, Inc.*	55,700	3,412,182
		11,819,982
Health Care Equipment & Supplies 1.4%
Baxter International, Inc.	197,500	6,250,875
Stryker Corp.	19,900	1,968,707
		8,219,582
Health Care Providers & Services 3.8%
Coventry Health Care, Inc.*	65,800	2,753,072
Humana, Inc.*	346,400	5,642,856
PacifiCare Health Systems, Inc.*	98,700	3,529,512
UnitedHealth Group, Inc.	155,500	9,560,140
		21,485,580
Pharmaceuticals 7.8%
Andrx Corp.*	133,700	3,059,056
Endo Pharmaceuticals Holdings, Inc.*	141,000	3,365,670
Eon Labs, Inc.*	18,200	1,196,650
Johnson & Johnson	291,550	15,752,447
Pfizer, Inc.	419,200	14,990,592
Pharmaceutical Resources, Inc.*	90,700	3,655,210
Valeant Pharmaceuticals International	105,400	2,434,740
		44,454,365
Industrials 11.5%
Aerospace & Defense 2.1%
Honeywell International, Inc.	159,800	5,525,884
Raytheon Co.	30,500	983,930
United Technologies Corp.	65,300	5,632,778
		12,142,592
Air Freight & Logistics 2.6%
FedEx Corp.	14,900	1,071,459
J.B. Hunt Transport Services, Inc.*	190,200	6,021,732
Ryder System, Inc.	206,300	7,589,777
		14,682,968
Commercial Services & Supplies 1.8%
Career Education Corp.*	25,800	1,651,200
Cendant Corp.	308,000	7,293,440
Corporate Executive Board Co.	10,700	552,655
Hewitt Associates, Inc. "A"*	18,900	584,199
		10,081,494
Industrial Conglomerates 3.7%
3M Co.	138,500	11,977,480
General Electric Co.	295,500	8,850,225
		20,827,705
Machinery 0.5%
Deere & Co.	45,800	3,116,232
Road & Rail 0.8%
Burlington Northern Santa Fe Corp.	13,500	441,450
Swift Transportation Co., Inc.*	236,700	4,004,964
		4,446,414
Information Technology 13.6%
Communications Equipment 2.1%
Cisco Systems, Inc.*	200,000	4,174,000
Motorola, Inc.	71,800	1,310,350
QUALCOMM, Inc.	101,900	6,364,674
		11,849,024
Computers & Peripherals 3.1%
EMC Corp.*	170,000	1,897,200
International Business Machines Corp.	105,200	9,275,484
NCR Corp.*	54,500	2,435,605
SanDisk Corp.*	94,300	2,179,273
Storage Technology Corp.*	74,200	1,949,234
		17,736,796
Electronic Equipment & Instruments 0.7%
Avnet, Inc.*	166,000	3,592,240
PerkinElmer, Inc.	27,500	529,375
		4,121,615
Internet Software & Services 0.4%
Yahoo!, Inc.*	45,200	2,280,792
IT Consulting & Services 0.5%
Convergys Corp.*	25,000	363,000
Unisys Corp.*	198,500	2,586,455
		2,949,455
Semiconductors & Semiconductor Equipment 4.4%
Atmel Corp.*	447,500	2,613,400
Cree, Inc.*	153,600	2,849,280
Intel Corp.	506,200	13,024,526
LSI Logic Corp.*	72,000	535,680
Texas Instruments, Inc.	237,900	5,971,290
		24,994,176
Software 2.4%
Citrix Systems, Inc.*	191,500	3,648,075
Electronic Arts, Inc.*	65,100	3,295,362
Microsoft Corp.	242,600	6,300,322
VERITAS Software Corp.*	18,700	498,729
		13,742,488
Materials 1.8%
Chemicals 1.5%
Dow Chemical Co.	59,000	2,341,710
Monsanto Co.	185,500	6,416,445
		8,758,155
Containers & Packaging 0.2%
Owens-Illinois, Inc.*	71,200	993,952
Paper & Forest Products 0.1%
Rayonier, Inc.	19,200	748,800
Telecommunication Services 4.9%
Diversified Telecommunication Services 4.3%
AT&T Corp.	57,100	979,265
BellSouth Corp.	303,200	7,825,592
CenturyTel, Inc.	12,200	352,336
Sprint Corp. (FON Group)	301,600	5,395,624
Verizon Communications, Inc.	264,800	9,993,552
		24,546,369
Wireless Telecommunication Services 0.6%
Crown Castle International Corp.*	92,800	1,294,560
Nextel Communications, Inc. "A"*	89,400	2,133,084
		3,427,644
Utilities 3.8%
Electric Utilities
American Electric Power Co.	198,500	6,042,340
Entergy Corp.	58,400	3,188,640
Exelon Corp.	146,400	9,800,016
PG&E Corp.*	92,800	2,553,856
		21,584,852
Total Common Stocks (Cost $502,821,426)		558,121,055

	Principal Amount ($)	Value ($)

US Government Backed 0.2%
US Treasury Bill, 0.95%**, 7/29/2004 (c)
(Cost $1,097,386)	1,100,000	1,097,418

	Shares	Value ($)

Cash Equivalents 1.9%
Scudder Cash Management QP Trust, 1.08% (b)
(Cost $11,022,996)	11,022,996	11,022,996
Total Investment Portfolio - 100.0% (Cost $514,941,808) (a)		570,241,469

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $517,755,727. At April 30, 2004, net unrealized appreciation for all securities based on tax cost was $52,485,742. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $66,794,391 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,308,649.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) At April 30, 2004, this security has been pledged to cover, in whole or part, initial margin requirements for open futures contracts.

At April 30, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P 500 Index	6/17/2004	51	14,181,467	14,102,793	(78,674)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $503,918,812)	$ 559,218,473
Investment in Scudder Cash Management QP Trust (cost $11,022,996)	11,022,996
Total investments in securities, at value (cost $514,941,808)	570,241,469
Receivable for investments sold	67,083,068
Dividends receivable	905,787
Interest receivable	10,735
Receivable for fund shares sold	296,480
Total assets	638,537,539
Liabilities
Payable for investments purchased	63,935,188
Payable for Fund shares redeemed	1,033,606
Payable for daily variation margin on open futures contracts	100,800
Accrued management fee	265,345
Other accrued expenses and payables	842,566
Total liabilities	66,177,505
Net assets, at value	$ 572,360,034
Net Assets
Net assets consist of: Undistributed net investment income (loss)	501,317
Net unrealized appreciation (depreciation) on: Investments	55,299,661
Futures	(78,674)
Accumulated net realized gain (loss)	(118,851,444)
Paid-in capital	635,489,174
Net assets, at value	$ 572,360,034

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($368,839,998 / 22,435,037 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.44
Maximum offering price per share (100 / 94.25 of $16.44)	$ 17.44
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($156,724,668 / 10,034,956 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.62
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($46,657,995 / 2,957,781 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.77
Class I Net Asset Value, offering and redemption price per share ($137,373 / 8,092 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.98

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2004 (Unaudited)
Investment Income
Income: Dividends	$ 4,637,407
Interest - Scudder Cash Management QP Trust	66,303
Interest	2,348
Total Income	4,706,058
Expenses: Management fee	1,653,355
Distribution service fees	1,498,100
Services to shareholders	1,049,456
Custodian	15,842
Auditing	21,198
Legal	12,454
Trustees' fees and expenses	18,416
Reports to shareholders	63,509
Registration fees	31,193
Other	13,190
Total expenses, before expense reductions	4,376,713
Expense reductions	(139,351)
Total expenses, after expense reductions	4,237,362
Net investment income (loss)	468,696
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	62,455,180
Futures	1,280,378
63,735,558
Net unrealized appreciation (depreciation) during the period on: Investments	(20,096,246)
Futures	(371,548)
(20,467,794)
Net gain (loss) on investment transactions	43,267,764
Net increase (decrease) in net assets resulting from operations	$ 43,736,460

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations: Net investment income (loss)	$ 468,696	$ 35,041
Net realized gain (loss) on investment transactions	63,735,558	(2,240,591)
Net unrealized appreciation (depreciation) on investment transactions during the period	(20,467,794)	88,844,365
Net increase (decrease) in net assets resulting from operations	43,736,460	86,638,815
Fund share transactions: Proceeds from shares sold	71,511,815	122,726,992
Cost of shares redeemed	(116,731,955)	(187,394,848)
Net increase (decrease) in net assets from Fund share transactions	(45,220,140)	(64,667,856)
Increase (decrease) in net assets	(1,483,680)	21,970,959
Net assets at beginning of period	573,843,714	551,872,755
Net assets at end of period (including undistributed net investment income of $501,317 and $32,621, respectively)	$ 572,360,034	$ 573,843,714

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 15.24	$ 12.92	$ 15.03	$ 21.76	$ 20.76	$ 16.61
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.04	.03	(.03)	(.03)	.02
Net realized and unrealized gain (loss) on investment transactions	1.16	2.28	(2.14)	(6.10)	1.78	4.55
Total from investment operations	1.20	2.32	(2.11)	(6.13)	1.75	4.57
Less distributions from:
Net realized gains on investment transactions	-	-	-	(.60)	(.75)	(.42)
Net asset value, end of period	$ 16.44	$ 15.24	$ 12.92	$ 15.03	$ 21.76	$ 20.76
Total Return (%)[c]	7.87**	17.96	(14.04)	(28.71)	8.51	27.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	369	349	308	430	651	547
Ratio of expenses before expense reductions (%)	1.10*	1.19	1.09	1.23[d]	1.17	1.19
Ratio of expenses after expense reductions (%)	1.10*	1.19	1.09	1.22[d]	1.16	1.19
Ratio of net investment income (loss) (%)	.50*	.34	.21	(.14)	(.14)	.13
Portfolio turnover rate (%)	225*	185	143	124	89	75
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.20% and 1.20%, respectively.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 14.55	$ 12.43	$ 14.58	$ 21.30	$ 20.50	$ 16.55
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.05)	(.09)	(.16)	(.20)	(.14)
Net realized and unrealized gain (loss) on investment transactions	1.10	2.17	(2.06)	(5.96)	1.75	4.51
Total from investment operations	1.07	2.12	(2.15)	(6.12)	1.55	4.37
Less distributions from:
Net realized gains on investment transactions	-	-	-	(.60)	(.75)	(.42)
Net asset value, end of period	$ 15.62	$ 14.55	$ 12.43	$ 14.58	$ 21.30	$ 20.50
Total Return (%)[c]	7.35d**	17.06	(14.75)	(29.30)	7.62	26.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	157	178	197	293	454	314
Ratio of expenses before expense reductions (%)	2.14*	2.00	1.93	2.04[e]	1.98	2.07
Ratio of expenses after expense reductions (%)	2.01*	2.00	1.93	2.02[e]	1.97	2.07
Ratio of net investment income (loss) (%)	(.41)*	(.47)	(.63)	(.93)	(.95)	(.75)
Portfolio turnover rate (%)	225*	185	143	124	89	75
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.99% and 1.99%, respectively.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 14.69	$ 12.55	$ 14.72	$ 21.47	$ 20.64	$ 16.65
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.06)	(.09)	(.15)	(.20)	(.13)
Net realized and unrealized gain (loss) on investment transactions	1.11	2.20	(2.08)	(6.00)	1.78	4.54
Total from investment operations	1.08	2.14	(2.17)	(6.15)	1.58	4.41
Less distributions from:
Net realized gains on investment transactions	-	-	-	(.60)	(.75)	(.42)
Net asset value, end of period	$ 15.77	$ 14.69	$ 12.55	$ 14.72	$ 21.47	$ 20.64
Total Return (%)[c]	7.35d**	17.05	(14.74)	(29.21)	7.72	26.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	47	44	59	75	44
Ratio of expenses before expense reductions (%)	2.09*	1.99	1.90	1.95[e]	1.93	1.98
Ratio of expenses after expense reductions (%)	2.00*	1.99	1.90	1.92[e]	1.93	1.97
Ratio of net investment income (loss) (%)	(.40)*	(.46)	(.60)	(.84)	(.91)	(.65)
Portfolio turnover rate (%)	225*	185	143	124	89	75
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.92% and 1.92%, respectively.
* Annualized
** Not annualized

Class I
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 15.70	$ 13.25	$ 15.36	$ 22.11	$ 20.99	$ 16.68
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.11	.09	.07	.08	.13
Net realized and unrealized gain (loss) on investment transactions	1.21	2.34	(2.20)	(6.22)	1.79	4.60
Total from investment operations	1.28	2.45	(2.11)	(6.15)	1.87	4.73
Less distributions from: Net realized gains on investment transactions	-	-	-	(.60)	(.75)	(.42)
Net asset value, end of period	$ 16.98	$ 15.70	$ 13.25	$ 15.36	$ 22.11	$ 20.99
Total Return (%)	8.15c**	18.49	(13.74)	(28.34)	9.01	28.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.2	3	6	10	10
Ratio of expenses before expense reductions (%)	1.34*	.72	.66	.70[d]	.69	.72
Ratio of expenses after expense reductions (%)	.72*	.72	.66	.70[d]	.68	.72
Ratio of net investment income (loss) (%)	.88*	.81	.64	.39	.34	.60
Portfolio turnover rate (%)	225*	185	143	124	89	75
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were .69% and .69%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Blue Chip Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $178,647,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($119,021,000), October 31, 2010 ($56,710,000) and October 31, 2011 ($2,916,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term instruments) aggregated $646,492,069 and $696,764,352, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.56% of the Fund's average daily net assets.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.990%, 1.010%, 1.000% and 0.725% for Class A, B, C and I shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended April 30, 2004 the amounts charged to the Fund by SISC were as follows:

Service to Shareholders	Total Aggregated	Not Imposed	Unpaid at April 30, 2004
Class A	$ 441,212	$ -	$ 287,177
Class B	449,276	116,500	209,814
Class C	114,117	22,318	58,065
Class I	592	518	160
	$ 1,005,197	$ 139,336	$ 555,231

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Class B	$ 647,580	$ 95,358
Class C	182,717	28,741
	$ 830,297	$ 124,099

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Class A	$ 401,460	$ 54,130.22%
Class B	207,313	25,671.24%
Class C	59,030	9,030.24%
	$ 667,803	$ 88,831

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and Class C shares for the six months ended April 30, 2004 aggregated $30,835 and $125, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and C shares aggregated $303,698 and $879, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2004, SDI received $802.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2004, the custodian fee was reduced by $15 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,881,363	$ 46,929,060	5,616,080	$ 75,150,805
Class B	1,127,736	17,486,248	2,745,887	34,578,346
Class C	451,700	7,075,261	958,445	12,285,997
Class I	1,238	21,246	54,199	711,844
		$ 71,511,815		$ 122,726,992
Shares redeemed
Class A	(3,317,252)	$ (54,186,428)	(6,571,517)	$ (87,310,540)
Class B	(3,304,848)	(51,221,393)	(6,381,526)	(80,502,416)
Class C	(714,617)	(11,246,948)	(1,256,429)	(16,156,404)
Class I	(4,670)	(77,186)	(268,601)	(3,425,488)
		$ (116,731,955)		$ (187,394,848)
Net increase (decrease)
Class A	(435,889)	$ (7,257,368)	(955,437)	$ (12,159,735)
Class B	(2,177,112)	(33,735,145)	(3,635,639)	(45,924,070)
Class C	(262,917)	(4,171,687)	(297,984)	(3,870,407)
Class I	(3,432)	(55,940)	(214,402)	(2,713,644)
		$ (45,220,140)		$ (64,667,856)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KBCAX	KBCBX	KBCCX
CUSIP Number	81111P-100	81111P-209	81111P-308
Fund Number	031	231	331

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Blue Chip Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Blue Chip Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ---------------------------